UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                June 20, 2007
The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-10466	59-0432511

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500 Jacksonville, FL	32202

(Address of Principal Executive Offices)	(Zip Code)
(904) 301-4200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Explanatory Note
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
The St. Joe Company Pro Forma Consolidated Financial Statements
Notes to pro forma consolidated balance sheet
Ex-99.1 Press Release dated September 19, 2007

Explanatory Note
This Form 8-K/A amends the Current Report on Form 8-K filed by The St. Joe Company with the Securities and Exchange Commission (the “SEC”) on June 22, 2007, as amended by that Form 8-K/A filed by the Company with the SEC on August 13, 2007 (collectively, the “Original 8-K”), regarding the closing of the sale of 16 of the 17 properties in the Company’s office building portfolio. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A, except to the extent such information has been modified or amended as described herein.
Item 2.01.     Completion of Acquisition or Disposition of Assets.
On September 19, 2007, the Company closed the sale of the last building in its office building portfolio to an affiliate of Eola Capital, LLC for $44.0 million. The purchase price included the assumption of approximately $28.6 million of mortgage debt in connection with the sale. Additional information regarding the sale is set forth in our press release dated September 19, 2007, a copy of which is filed as exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01.     Financial Statements and Exhibits
(b) Pro forma financial information:
The pro forma consolidated statement of income for the year ended December 31, 2006 and notes thereto included in the Company’s Form 8-K/A filed on August 13, 2007 is incorporated by reference herein.
A pro forma consolidated balance sheet as of June 30, 2007 and notes thereto are included herein. This pro forma balance sheet is presented as if the building sale described in Item 2.01 above had occurred as of June 30, 2007.
(c) Exhibits
99.1          Press Release dated September 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY
Dated: September 20, 2007	By:	/s/ Janna L. Connolly
Janna L. Connolly
Chief Accounting Officer

The St. Joe Company
Pro Forma Consolidated Financial Statements
On June 20, 2007, the Company closed the sale of 15 of the 17 buildings in its office building portfolio as described in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2007. On August 7, 2007, the Company closed the sale of an additional building (“150 W. Main”) in the office building portfolio as described in the Company’s Current Report on Form 8-K/A filed with the SEC on August 13, 2007. The Company closed the sale of the final building (“Parkwood”) in the office building portfolio on September 19, 2007. The following unaudited pro forma consolidated balance sheet is based upon the Company’s historical financial statements and gives effect to the 150 W. Main and the Parkwood sales.
The unaudited pro forma consolidated balance sheet as of June 30, 2007 is presented as if the 150 W. Main and Parkwood sales had been completed as of June 30, 2007. No unaudited pro forma consolidated statement of income for the three and six months ended June 30, 2007 is presented since the income from the 14 buildings treated as discontinued operations was previously reported as discontinued operations in the Company’s consolidated statement of income included in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2007. The unaudited pro forma consolidated statement of income for the year ended December 31, 2006 is incorporated by reference from the Company’s Form 8-K/A filed with the SEC on August 13, 2007.
These unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2006 and quarterly report on Form 10-Q for the period ended June 30, 2007.
The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been at June 30, 2007 assuming the transaction had been completed as set forth above, nor does it purport to represent the financial position of the Company in future periods.

THE ST. JOE COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2007
(Unaudited)
(Dollars in thousands)

	June 30, 2007	150 W. Main		Parkwood		June 30, 2007
	Historical	Sale of Building		Sale of Building		Pro forma
ASSETS
Investment in real estate	$887,632					$887,632
Cash and cash equivalents	20,187	$26,941	(A)(B)	$16,635	(C)	63,763
Marketable securities		31,214	(A)			31,214
Accounts receivable, net	13,631					13,631
Notes receivable	112,951					112,951
Prepaid pension asset	102,961					102,961
Property, plant and equipment, net	42,489					42,489
Goodwill, net	26,287					26,287
Other intangible assets, net	2,645					2,645
Other assets	31,626					31,626
Assets held for sale	93,868	(51,047	)(A)(B)	(42,821	)(D)	—

	$1,334,277	$7,108		$(26,186)		$1,315,199

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Debt	$428,526	$29,329	(A)			$457,855
Accounts payable	97,909					97,909
Accrued liabilities	73,041	1,943	(A)			74,984
Income tax payable	72,937	21,995	(A)	$14,555	(E)	109,487
Deferred income taxes	102,283	(19,503	)(A)	(13,198	)(E)	69,582
Liabilities associated with assets held for sale	60,384	(30,722	)(A)	(29,662	)(F)	—

Total liabilities	835,080	3,042		(28,305)		809,817

Minority interest in consolidated subsidiaries	7,378					7,378

STOCKHOLDERS’ EQUITY:
Common stock, no par value; 180,000,000 shares authorized; 104,498,861 issued at June 30, 2007.	317,421					317,421
Retained earnings	1,099,576	4,066	(A)	2,119	(G)	1,105,761
Accumulated other comprehensive income	(688)					(688)
Treasury stock at cost, 30,104,211 shares held at June 30, 2007.	(924,490)					(924,490)

Total stockholders’ equity	491,819	4,066		2,119		498,004

	$1,334,277	$7,108		$(26,186)		$1,315,199

See accompanying notes to pro forma consolidated balance sheet.

The St. Joe Company
June 30, 2007
(Unaudited)
Notes to pro forma consolidated balance sheet

(A)	On August 7, 2007, the Company closed the sale of one of the remaining two properties in the office building portfolio for a sales price of $56.0 million. The information regarding this transaction was reported on our Form 8-K/A filed by the St. Joe Company with the Securities and Exchange Commission on August 13, 2007. The information related to this sale previously reported on Form 8-K/A is hereby incorporated by reference into this Form 8-K/A.

(B)	Adjustment includes $1.1 million related to cash balance on hand at June 30, 2007 not included in sale.

(C)	On September 19, 2007, the Company closed the sale of the one remaining property in the office building portfolio for a sales price of $44.0 million. The Company received net cash proceeds of $16.6 million (including the return of certain tenant reserves and deposits) related to the sale of the building.

(D)	The Company had recorded all assets associated with the building as held for sale at June 30, 2007. The adjustment is primarily for the asset basis of the building sold.

(E)	The Company has recorded deferred tax liabilities of $13.2 million related to the building. The income tax payable includes $14.5 million of tax due on gain on sale of which $13.2 million related to the reversal of deferred tax liabilities. The Company intends to pay the income tax payable in 2007 by borrowing on its revolving credit facility.

(F)	The Company had recorded all liabilities associated with the building as held for sale at June 30, 2007. The adjustment includes the buyer’s assumption of $28.6 million of mortgage debt.

(G)	The Company has reflected a pro forma pre tax gain related to the sale of the office building of approximately $3.6 million ($2.1 million after tax).